CONFORMED COPY


     EIGHTH AMENDMENT AND WAIVER, dated as of June 10, 2003 (this "Amendment and Waiver"), to the Fourth Amended and Restated Credit Agreement, dated as of July 28, 1999 (as amended pursuant to the First Amendment and Consent thereto, dated as of October 12, 1999, the Second Amendment thereto, dated as of December 20, 1999, the Third Amendment thereto, dated as of April 14, 2000, the Fourth Amendment and Waiver thereto, dated as of June 5, 2001, the Fifth Amendment and Waiver thereto, dated as of March 14, 2002, the Sixth Amendment and Consent thereto, dated as of May 28, 2002, and the Seventh Amendment and Waiver thereto, dated as of March 13, 2003, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders waive and amend certain terms in the Credit Agreement in the manner provided for herein; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested waiver and amendment, on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Decrease in Commitments. The Borrower, the Lenders and the Agent hereby agree that, on the Eighth Amendment Effective Date, the aggregate Commitments of the Lenders will be reduced to $175,000,000.

     3. Amendments of Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

     "Consolidated Pre-Tax Income": for any period, the amount which would appear opposite the caption "Income (loss) before provision for (recovery of) income taxes, minority interest, extraordinary item and cumulative effect of a change in accounting for negative goodwill", on a consolidated statements of operations of the Borrower and its subsidiaries in accordance with GAAP, adjusted to reflect (either by adding or subtracting) "minority interest" as determined in accordance with GAAP and set forth on such consolidated statements of operations. If Consolidated Pre-Tax Income is less than zero for any period, it is referred to herein as a "Consolidated Pre-Tax

                                  Exhibit 99.1

     Loss". For purposes of this Agreement, Consolidated Pre-Tax Income shall not (other than for purposes of determining the Applicable Margin) include the effects of any conversion of any Subordinated Debentures into common stock of the Borrower or any gains or losses from the sale of Capital Stock of CellStar or any other extraordinary gains.

     "Eighth Amendment and Waiver": the Eighth Amendment and Waiver, dated as of June 10, 2003, to this Agreement.

     "Eighth Amendment Effective Date": June 10, 2003.

     4. Waiver of Subsection 9.1 (Financial Statements). The Lenders hereby waive compliance, until June 10, 2003, by the Borrower with the requirements of subsection 9.1(a) of the Credit Agreement with respect to the fiscal year of the Borrower ended November 30, 2002 and subsection 9.1(b) with respect to the fiscal quarter ended February 28, 2003.

     5. Waivers of Subsection 10.1. The Lenders hereby waive compliance by the Borrower with the provisions of subsection 10.1(a)(i)(C) of the Credit Agreement with respect to the fiscal year ending November 30, 2002, so long as Consolidated Pre-Tax Loss (as determined prior to giving effect to this Amendment and Waiver) with respect to such fiscal year does not exceed $1,110,000.

     6. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     7. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date first written above (x) upon receipt by the Agent of
(i) counterparts to this Amendment and Waiver duly executed by the Borrower and the Required Lenders, (ii) an amendment fee in the amount of $50,000, for the account of Lenders which have executed and delivered to the Agent this Amendment and Waiver prior to 12:00 p.m. on June 10, 2003 (and will be paid to such Lenders pro rata according to their respective Commitments) and (iii) an Acknowledgement and Consent in the form of Exhibit A hereto duly executed by each of the Guarantors and (y) so long as on the date the conditions in clause
(x) above have been satisfied, no Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment and Waiver).

     8. Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waiver provided for herein is limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

     9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     10. Counterparts. This Amendment and Waiver may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     11. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                           AUDIOVOX CORPORATION


                                           By: s/Charles M.  Stoehr
                                           Name:  Charles M.  Stoehr
                                           Title:   Senior Vice President


                                           JPMORGAN CHASE BANK,
                                           as Agent and as a Lender


                                           By: s/John Budzynski
                                           Name:    John Budzynski
                                           Title:   Vice President


                                           FLEET NATIONAL BANK, as a Lender


                                           By: s/Steven J.  Melicharek
                                           Name:    Steven J.  Melicharek
                                           Title:   Senior Vice President

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Lender


                                           By:  s/Renee M.  Singer
                                           Name:    Renee M.  Singer
                                           Title:   Vice President

                                           CITIBANK, N.A., as a Lender


                                           By: s/Stephen Kelly
                                           Name:    Stephen Kelly
                                           Title:   Vice President

                                           MELLON BANK, N.A., as a Lender


                                           By: ______________________________
                                           Name:
                                           Title:

                                           GE COMMERCIAL DISTRIBUTION FINANCE
                                           CORPORATION,
                                           as a Lender


                                           By: s/David J.  Lynch
                                           Name:    David J. Lynch
                                           Title:   VP Operations

                                           ISRAEL DISCOUNT BANK OF NEW YORK,
                                           as a Lender

                                           By: s/ Andrew Ackerman
                                           Name:    Andrew Ackerman
                                           Title:   First Vice President

                                           By:s/ Scott Fishbein
                                           Name:    Scott Fishbein
                                           Title:   First Vice President

                                           PNC BUSINESS CREDIT INC., as a Lender


                                           By: ___________________________
                                           Name:
                                           Title:

                                         WASHINGTON MUTUAL BANK, FA, as a Lender


                                           By: Sean Umhaver
                                           Name:    Sean Umhaver
                                           Title:   Vice President




                                   Signature page to Eighth Amendment and Waiver

                                           BANK LEUMI USA, as a Lender


                                           By: ____________________________
                                           Name:
                                           Title:

                                           U.S. BANK, N.A., as a


                                           By: ____________________________
                                           Name:
                                           Title:




                                   Signature page to Eighth Amendment and Waiver

                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, and (iii) in the case of Audiovox Holding Corp., as the pledgor under that certain Pledge Agreement, dated as of February 9, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Holding Corp. in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as pledge agent for the secured parties thereunder, hereby consents to the execution and delivery of the Fifth Amendment and Waiver to which this Acknowledgment and Consent is attached and hereby confirms and agrees that the Guarantee, the Security Agreement and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee, the Security Agreement, the Pledge Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and the Security Agreement, as the case may be) pursuant to the terms of the Guarantee or the Security Agreement, as the case may be, or, in the case of the Pledge Agreement, secure the payment of the Secured Obligations (as defined in the Pledge Agreement) pursuant to the terms of the Pledge Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Seventh Amendment and Waiver to which this Acknowledgment and Consent is attached.


                                                  QUINTEX MOBILE COMMUNICATIONS
                                                  CORP.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    Vice President


                                                  AMERICAN RADIO CORP.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    Vice President


                                   Signature page to Eighth Amendment and Waiver

                                                  AUDIOVOX INTERNATIONAL CORP.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    Vice President


                                                  AUDIOVOX CANADA LIMITED


                                                  By: s/ Charles M.  Stoehr
                                                       Name: Charles M.  Stoehr
                                                      Title:    Vice President

                                                  AUDIOVOX HOLDING CORP.


                                                  By: s/ Peter Tsikos
                                                      Name:  Peter Tsikos
                                                      Title:    Vice President


                                                  AUDIOVOX ASIA INC.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    President


                                                  AUDIOVOX LATIN AMERICA LTD.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    President


                                                  AUDIOVOX COMMUNICATIONS CORP.


                                                  By: s/ Charles M.  Stoehr
                                                      Name: Charles M.  Stoehr
                                                      Title:    Secretary

                                           AUDIOVOX ELECTRONICS CORP.


                                           By: s/ Charles M.  Stoehr
                                               Name: Charles M.  Stoehr
                                               Title:    Secretary


                                           CODE SYSTEMS, INC.


                                           By: s/ Charles M.  Stoehr
                                               Name: Charles M.  Stoehr
                                               Title:Chief Financial Officer


Dated as of June 10, 2003